UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2007
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
100 NE Adams Street, Peoria, Illinois (Address of principal executive offices)	61629 (Zip Code)
Registrant's telephone number, including area code: (309) 675-1000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with equity award grants made pursuant to the Caterpillar Inc. 2006 Long-Term Incentive Plan, named executive officers receive an award letter referring them to an internal website containing key documents including, the Plan Prospectus, which gives a thorough summary of the award, and the Legal Granting Documents for each type of award, which contain the complete terms and conditions of the award and are attached herewith as Exhibits 99.1, 99.2 and 99.3.

Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits:
	99.1	Terms Applicable to Awards of Nonqualified Stock Options
	99.2	Terms Applicable to Awards of Restricted Stock Units
	99.3	Terms Applicable to Awards of Stock Appreciation Rights

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CATERPILLAR INC.

February 12, 2007	By:	/s/ James B. Buda

James B. Buda
Vice President